IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                                               EXHIBIT E TO DISCLOSURE STATEMENT
AMERISERVE FOOD DISTRIBUTION, INC., ET AL (1)             CASE NO. 00-0358 (PJW)
DEBTORS                                                   CHAPTER 11
                                                          JOINTLY ADMINISTERED
--------------------------------------------------------------------------------

Consolidated Balance Sheet (In Thousands)
August 5, 2000
CASE #:  00-0358 (PJW)
                                                               Period
                                                             ---------
Current assets

Cash and cash equivalents                                    $    34,143
Accounts receivable                                              230,606
Direct payment receivables                                        38,734    (a)
Undivided interest in accounts receivable trust                       --
Allowance for doubtful accounts                                  (45,696)
Inventories, net                                                  42,821
Other current assets (2)                                          29,402
                                                               ---------
                      Total current assets                       330,010
Property and equipment, net                                      250,297    (b)
Intangible assets, net                                            44,436
Intercompany receivable (3)                                       34,080
Other noncurrent assets                                           40,358
                                                               ---------
                                                               $ 699,181
                                                               =========


Current liabilities

Current portion of capital lease obligations                 $    24,919
Accounts payable                                                  17,865
Accrued and other current liabilities                             83,461
Debtor-In-Possession financing                                    85,370
                                                               ---------
                      Total current liabilities                  211,615
Long-term secured debt and capital lease obligations             456,499
Other noncurrent liabilities                                      75,656
Liabilities subject to compromise                              1,625,161    (c)
Senior redeemable exchangeable preferred stock                   295,021
Stockholder's equity (deficit)
                      Preferred stock                              8,422
                      Common stock                                   100
                      Paid in capital                                 --
                      Accumulated deficit                     (1,973,293)
                                                               ---------
                      Total stockholder's equity (deficit)    (1,964,771)
                                                               ---------
                                                               $ 699,181
                                                               =========


      (a) Consists primarily of purchases of beginning inventory, merchandise purchases since date of bankruptcy, and distribution fee revenues, net of payments received.

      (b) Includes approximately $52,500 of capitalized software and development costs related to the JDEdwards system.

      (c) Includes trade accounts payable and accrued expenses, as well as all unsecured notes payable. Amounts included in "Liabilities subject to compromise" have been preliminarily estimated and/or assumed and are subject to change.

(1) - The Debtors are the following entities: AmeriServe Food Distribution, Inc., NEBCO EVANS Holding Company, Holberg Warehouse Properties, Inc., AmeriServe Transportation, Inc., PSD Transportation Services, Inc., Chicago Consolidated Corporation, ASNSC, Inc., Delta Transportation, Ltd., PSC Services of Florida, Inc., Northland Transportation Services, Inc., ProSource Mexico Holdings, Inc., NAVC Corp., North American Vantix Corp., and Vantix Logistics, Ltd. The same entities are included in the consolidated financial statements of Nebco Evans Holding Company-see Exhibit D to the Disclosure Statement.

(2) - This line includes certain receivables that might be treated differently if the Report were prepared in accordance with GAAP.

(3) - Monthly Operating Report not prepared in accordance with GAAP. If the Report were prepared in accordance with GAAP, the treatment of intercompany receivables might be different.

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

EXHIBIT E TO DISCLOSURE STATEMENT
AMERISERVE FOOD DISTRIBUTION, INC., ET AL (1)             CASE NO. 00-0358 (PJW)
DEBTORS                                                               CHAPTER 11
                                                            JOINTLY ADMINISTERED
--------------------------------------------------------------------------------

Consolidated Income Statement (In Thousands)
For the Period and Post-Petition Period to Date August 5, 2000
CASE #:  00-0358 (PJW)

                                                                 Post-Petition
                                                    Period      Period to Date
                                                    ------      --------------

Distribution fee revenues                           $ 195,213    $ 195,213
Net sales of product                                  436,235      436,235
                                                      ---------    -------
     Total revenues                                   631,448      631,448
Cost of goods sold                                    419,397      419,397
Distribution, selling and administrative              269,970      269,970
Depreciation of property and equipment                 32,006       32,006
Amortization of intangible assets                       3,132        3,132
                                                      ---------    -------
Operating loss                                        (93,057)     (93,057)
                                                      ---------    -------
Other income (expense):
Interest expense, net                                 (37,519)     (37,519)   (a)
Interest income (expense) - affiliates                    999          999
                                                      ---------    -------
                                                      (36,520)   (36,520)
                                                      ---------    -------

Loss before reorganization items and income taxes    (129,577)    (129,577)
Reorganization items                                  (17,552)     (17,552)   (b)
                                                      ---------    -------
Loss before income taxes                             (147,129)    (147,129)
Provision for income taxes (benefit)                      485          485
                                                      ---------    -------
Net Income (loss)                                   $(147,614)   $(147,614)
                                                    =========    =========

            (a)   Excludes any interest on liabilities subject to compromise.

            (b) Primarily represents professional fees incurred relating to bankruptcy support services.

            (1) - The Debtors are the following entities: AmeriServe Food
                  Distribution, Inc., NEBCO EVANS Holding Company, Holberg Warehouse Properties, Inc., AmeriServe Transportation, Inc., PSD Transportation Services, Inc., Chicago Consolidated Corporation, ASNSC, Inc., Delta Transportation, Ltd., PSC Services of Florida, Inc., Northland Transportation Services, Inc., ProSource Mexico Holdings, Inc., NAVC Corp., North American Vantix Corp., and Vantix Logistics, Ltd. The same entities are included in the consolidated financial statements of Nebco Evans Holding Company-see Exhibit D to the Disclosure Statement.

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

EXHIBIT E TO DISCLOSURE STATEMENT
AMERISERVE FOOD DISTRIBUTION, INC., ET AL (1)            CASE NO. 00-0358 (PJW)
DEBTORS                                                  CHAPTER 11
                                                         JOINTLY ADMINISTERED

--------------------------------------------------------------------------------
Consolidated Statement of Cash Flow (In Thousands)
For the Period and Post-Petition Period to Date August 5, 2000
CASE #:  00-0358 (PJW)

                                                                                         POST-PETITION
                                                                              PERIOD     PERIOD TO DATE
                                                                              ------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
       Net income (loss)                                                      $(147,614)   $(147,614)

       Adjustments to reconcile net income(loss) to net cash
                   Depreciation                                                  32,006       32,006
                   Amortization                                                   3,132        3,132

       Changes in operating assets and liabilities:

                   Accounts receivable                                         (191,687)    (191,687)
                   Direct payment receivables                                   (38,734)     (38,734)
                   Undivided interest in accounts receivable trust              156,341      156,341
                   Inventories                                                  199,694      199,694
                   Prepaid expenses and other                                    (4,947)      (4,947)
                   Accounts payable                                             (37,341)     (37,341)
                   Accrued liabilities                                           14,412       14,412
                   Long-term liabilities                                            986          986
                   Other, net                                                   (21,755)     (21,755)
                                                                              ---------    ---------
                                                                                 76,969       76,969
                                                                              ---------    ---------
       Net Cash flows provided (used) by operations                             (35,507)     (35,507)

CASH FLOWS FROM INVESTING ACTIVITIES
                   Net activity relating to PPE                                   5,365        5,365
                   Net increase in amount due from affiliate                       (988)        (988)
                                                                              ---------    ---------
                   Net Cash flows provided (used) by investing activities         4,377        4,377

CASH FLOWS FROM FINANCING ACTIVITIES:
                   Borrowings/(repayments) - debtor-in-possession financing      85,370       85,370
                   Borrowings under revolving line of credit                     21,084       21,084
                   Repayments of pre-petition revolving line of credit          (42,525)     (42,525)
                   Repayment of capital leases, net                             (16,662)     (16,662)
                                                                              ---------    ---------
       Net Cash flows used in financing activities                               47,267       47,267

Net increase (decrease) in cash                                                  16,137       16,137
Cash and cash equivalents at beginning of period                                     --       18,006
                                                                              ---------    ---------
Cash and cash equivalents at end of period                                    $  16,137    $  34,143
                                                                              =========    =========

      (1) - The Debtors are the following entities: AmeriServe Food Distribution, Inc., NEBCO EVANS Holding Company, Holberg Warehouse Properties, Inc., AmeriServe Transportation, Inc., PSD Transportation Services, Inc., Chicago Consolidated Corporation, ASNSC, Inc., Delta Transportation, Ltd., PSC Services of Florida, Inc., Northland Transportation Services, Inc., ProSource Mexico Holdings, Inc., NAVC Corp., North American Vantix Corp., and Vantix Logistics, Ltd. The same entities are included in the consolidated financial statements of Nebco Evans Holding Company-see Exhibit D to the Disclosure Statement.